Variable Annuities Issued by Minnesota Life

Supplement dated May 1, 2021 to the following booklet dated May 1, 2021:

•             Megannuity/MultiOption ® Variable Annuity

Effective November 9, 2020, the Templeton Developing Markets VIP Fund’s investment adviser changed from Templeton Asset Management Ltd. to Franklin Templeton Investment Managed Limited.

Effective May 1, 2021, the American Funds Insurance Series (AFIS) U.S. Government/AAA-Rated Securities Fund —     Class 2 Shares is changing its name to American Funds Insurance Series (AFIS) U.S. Government Securities Fund — Class 2 Shares. Additionally, the Portfolio’s investment objective is changing to read as follows:

The fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.

Effective May 1, 2021, the SFT International Bond Fund’s investment sub-adviser is changing from Franklin Advisers, Inc. to Brandywine Global Investment Management, LLC.